UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2010

National Fuel Gas Company
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6363 Main Street, Williamsville, New York		14221
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-857-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Equity Compensation Plan

At the Annual Meeting of Stockholders of National Fuel Gas Company (the "Company") held on March 11, 2010, stockholders approved the Company’s 2010 Equity Compensation Plan (the "Plan"). A description of the terms and conditions of the Plan and the amounts payable under the Plan was included in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 28, 2010. The full text of the Plan is attached as Exhibit 10.1 hereto and incorporated by reference.

Stock Appreciation Rights

On March 11, 2010, the Compensation Committee of the Board of Directors of the Company (the "Committee") granted stock appreciation rights ("SARs") under the Plan to officers of the Company, including the following grants to the following named executive officers: D. F. Smith, 125,000; R. J. Tanski, 70,000; M. D. Cabell, 55,000; A. M. Cellino, 35,000; and J. D. Ramsdell, 15,000. A brief description of the principal terms and conditions of the SARs is provided below.

The grant price of each SAR is the fair market value of the Company’s common stock on the date of grant. "Fair market value," as defined in the Plan, means the average of the high and low reported sales prices of a share of the Company’s common stock, which was $52.10 per share on March 11, 2010. Absent a change in control of the Company, the SARs vest and become exercisable annually in one-third increments, commencing on the date the Company files its Annual Report on Form 10-K for the fiscal year ending September 30, 2010 (which is due no later than November 29, 2010), provided that a performance criterion is met with respect to each 1/3 increment. The performance criteria for fiscal years 2010, 2011 and 2012 relate to the Company’s Exploration and Production segment. The performance criterion for each such fiscal year is an increase over the prior fiscal year of at least five percent in aggregate oil and natural gas production from certain of the Company’s production areas. Achievement of the performance criterion for a given fiscal year will be determined based upon information reported in the Company’s Form 10-K for that year. If the performance criterion for a given fiscal year is not met, the incremental percentage of SARs associated with that performance criterion is automatically forfeited. In the event of a change in control of the Company, the SARs will become exercisable or will be replaced by alternative awards, in accordance with the Plan. The SARs will not be exercisable in whole or in part after March 11, 2020.

Upon the exercise of a SAR, the grantee will be entitled to receive from the Company a payment in cash, in shares of common stock of the Company or in a combination of cash and shares of common stock of the Company, as determined by the Committee. The payment will be equal in value to the excess, if any, of the fair market value on the date of exercise of one share of common stock of the Company over the grant price, multiplied by the number of shares in respect of which the SAR is being exercised.

If a grantee’s employment terminates due to retirement (as defined in the Plan) prior to achievement of a performance criterion, the portion of the total grant associated with that performance criterion and with all subsequent performance criteria will be automatically forfeited.

Administrative Rules of Compensation Committee

On March 11, 2010, the Committee amended its Administrative Rules to (i) add references to the Plan and delete references to the Company’s 1993 Award and Option Plan, which is closed; (ii) delete a provision that permitted the President and Chief Executive Officer of the Company and the president of each principal subsidiary of the Company, after retirement at age 65 or older, to exercise non-qualified stock options and SARs for the entire unexpired term of the award (as amended, the Administrative Rules provide that such officers’ non-qualified stock options and SARs will remain exercisable for five years after retirement or for the balance of the unexpired term, whichever is less); (iii) delete a provision that generally required the vesting of stock options, SARs and restricted stock to be conditioned on the attainment of performance goals established by the Committee; (iv) limit the Administrative Rules’ provisions regarding termination of employment to awards made under the Company’s 1997 Award and Option Plan; and (v) delete a general rule that incentive stock options not be issued to persons over age 60. The Committee also amended certain provisions of the Administrative Rules for purposes of legal, accounting or tax compliance, and to make clarifying and other immaterial changes.

The foregoing description of the Administrative Rules is qualified in its entirety by reference to the full text of the Administrative Rules, which is attached as Exhibit 10.2 hereto and incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of National Fuel Gas Company was held on March 11, 2010. At that meeting, the stockholders elected Philip C. Ackerman, Craig G. Matthews, Richard G. Reiten and David F. Smith as directors for three-year terms, appointed an independent registered public accounting firm and approved the Company’s 2010 Equity Compensation Plan.

The vote with respect to Mr. Ackerman was as follows: For, 54,886,990; Withheld, 5,332,525; Broker Non-Votes, 11,695,163. The vote with respect to Mr. Matthews was as follows: For, 59,037,670; Withheld, 1,181,845; Broker Non-Votes, 11,695,163. The vote with respect to Mr. Reiten was as follows: For, 58,916,339; Withheld, 1,303,176; Broker Non-Votes, 11,695,163. The vote with respect to Mr. Smith was as follows: For, 58,796,773; Withheld, 1,422,742; Broker Non-Votes, 11,695,163.

The vote with respect to the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm was as follows: For, 70,375,551; Against, 870,597; Abstain, 668,530.

The vote with respect to the approval of the 2010 Equity Compensation Plan was as follows: For, 51,767,897; Against, 6,893,497; Abstain, 1,558,121; Broker Non-Votes, 11,695,163.

Item 8.01 Other Events.

On March 11, 2010, the Board of Directors of the Company elected David F. Smith as Chairman of the Board of Directors. Mr. Smith will continue in the roles of President and Chief Executive Officer. In addition, the Board of Directors named Robert T. Brady lead independent director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 National Fuel Gas Company 2010 Equity Compensation Plan

Exhibit 10.2 Administrative Rules of the Compensation Committee, as amended and restated effective March 11, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Fuel Gas Company

March 17, 2010	By:	/s/ James R. Peterson

Name: James R. Peterson
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	National Fuel Gas Company 2010 Equity Compensation Plan
10.2	Administrative Rules of the Compensation Committee, as amended and restated effective March 11, 2010